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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 13, 2001
                                                         -----------------


                                 CEPHALON, INC.
                     --------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                    0-19119                23-2484489
     -----------------         -------------------      --------------
      (State or Other           (Commission File         (I.R.S. Employer
      Jurisdiction of                Number)            Identification No.)
       Incorporation)



            145 Brandywine Parkway
               West Chester, PA                              19380
    ----------------------------------------               ----------
    (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (610) 344-0200
                                                           ---------------


                                 Not Applicable
                            ------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

The Company was approached by the holder of $73 million principal amount of its 5 1/4% Convertible Subordinated Notes due 2006. The holder offered to exchange such notes held for 1,262,406 shares of common stock of the Company and cash representing accrued interest on the notes through the exchange date. The exchange transaction is exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 3(a)(9) of the Securities Act. The Company accepted the offer and the exchange was completed on November 13, 2001. Immediately following the exchange, the Company had $327 million principal amount of the notes outstanding.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CEPHALON, INC.
                                           (Registrant)


                                           By /s/ J. Kevin Buchi
                                              ---------------------------
                                              J. Kevin Buchi
                                              Chief Financial Officer

Dated: November 14, 2001